MFS-REGISTERED TRADEMARK-                                             PROSPECTUS
UNION                                                          November 16, 1995
STANDARD-SM- RESEARCH FUND                         Shares of Beneficial Interest

--------------------------------------------------------------------------------
MFS UNION STANDARD-SM- TRUST
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000

MFS Union Standard Research Fund (the "Research Fund" or the "Fund") is a series of MFS Union Standard-SM- Trust (the "Trust"), a professionally managed no-load, open-end, investment management company. The Trust is designed to permit pension plans to invest in companies which meet certain labor sensitivity criteria selected for inclusion in the ACS Labor Sensitivity Index-SM- (the "LSI-SM-"). The LSI is a common stock index comprised of companies selected based on labor sensitivity criteria.

The Research Fund seeks long-term growth of capital that, net of Fund expenses, exceeds the performance of the LSI by investing at least 65% of its assets in the equity securities of the 100 largest companies by market capitalization included in the LSI. The relative weighting of a company in the Fund's portfolio will be determined by reference to its relative market capitalization and its investment merits.

The minimum initial investment generally is $3 million per account (see "Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated November 16, 1995, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 14 for a further description of the information set forth in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED  UPON  THE ACCURACY  OR ADEQUACY  OF THIS  PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
  1.  Expense Summary.....................................................    3
  2.  The Trust and the Fund..............................................    4
  3.  Labor Sensitivity Index.............................................    4
  4.  Investment Objective and Policies...................................    5
  5.  Investment Techniques...............................................    6
  6.  Management of the Fund..............................................    7
  7.  Information Concerning Shares of the Fund...........................    8
          Purchases.......................................................    8
          Exchanges.......................................................    9
          Redemptions.....................................................    9
          Distribution Plan...............................................   11
          Distributions...................................................   11
          Tax Status......................................................   11
          Net Asset Value.................................................   12
          Description of Shares, Voting Rights and Liabilities............   12
          Performance Information.........................................   12
          Expenses........................................................   13
  8.  Shareholder Services................................................   13

1.  EXPENSE SUMMARY

                                                              RESEARCH
                                                              FUND
                                                              ----
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Load Imposed on Purchases.................  NONE
    Maximum Sales Load Imposed on Reinvested Dividends......  NONE
    Deferred Sales Load.....................................  NONE
    Redemption Fee..........................................  NONE
    Exchange Fee............................................  NONE
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS):
    Management Fees.........................................  0.60%
    Rule 12b-1 Fees(1)......................................  0.15%
    Other Expenses (after applicable fee reduction)(2)......  0.25%
    Total Operating Expenses (after applicable fee
     reduction)(2)..........................................  1.00%

------------------------

(1) The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution fees aggregating up to (but not necessarily all of) 0.25% per annum of its average daily net assets. This fee is set at 0.15% per annum of the average daily net assets of the Fund for the current fiscal year.


(2) The Adviser has agreed to bear, until December 31, 2000, subject to reimbursement as described under "Information Concerning Shares of the Fund -- Expenses," the Fund's expenses such that "Total Operating Expenses" do not exceed 1.00% per annum of the average daily net assets of the Fund during the current fiscal year and each fiscal year thereafter through December 31, 2000. Otherwise, "Other Expenses" and "Total Operating Expenses" for the Fund for the current fiscal year would be 1.00% and 1.75% per annum, respectively. See "Information Concerning Shares of the Fund -- Expenses."

                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

                                                                        RESEARCH
PERIOD                                                                    FUND
----------------------------------------------------------------------  --------
1 year................................................................  $    10
3 years...............................................................       32

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. The 5% annual return used in the example is only for illustration. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) management fees -- "Management of the Fund -- Investment Adviser" and (ii) Rule 12b-1 (I.E., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE TRUST AND THE FUND

The Trust is a no-load, open-end, investment management company designed to permit pension plans to invest in companies which meet certain labor sensitivity criteria selected for inclusion in the LSI. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on September 1, 1993. The Trust currently consists of two diversified series or funds, the Research Fund and the MFS Union Standard Equity Fund (the "Equity Fund"), each of which represents a portfolio with separate investment objectives and policies. The Equity Fund is offered pursuant to a separate prospectus which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. One hundred percent of the amount invested in the Fund is used to purchase shares without the deduction of any sales charge. The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value without the deduction of any redemption fee or sales charge. See "Purchases" and "Redemptions."

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser and is responsible for the management of the Fund's assets, while the officers of the Trust are responsible for the Fund's operations. MFS manages the Fund's portfolio from day to day in accordance with its investment objective and policies. A majority of the Trust's Trustees are not affiliated with MFS. American Capital Strategies Ltd. ("ACS") administers the LSI for MFS but has no responsibility for rendering investment advice to MFS or to the Fund.

3.  LABOR SENSITIVITY INDEX

The LSI is a common stock index developed and maintained by ACS for use by the Trust and represents the market-weighted performance of common stocks of companies which ACS and the Labor Advisory Board (as described below) determine meet certain labor sensitivity criteria. The "Labor Sensitivity Index-SM-" and the "LSI-SM-" are service marks of ACS. The LSI was established on the date the Equity Fund commenced investment operations (January 14, 1994) and, as of the date of this Prospectus, is comprised of common stocks of approximately 545 companies which meet certain quantitative and qualitative labor sensitivity criteria. The criteria used in developing and maintaining the LSI involve the initial use of quantitative guidelines and the subsequent use of qualitative guidelines applied by ACS with the guidance of the Labor Advisory Board (the "Advisory Board"), which is comprised of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts and has been established by ACS. The Advisory Board provides guidance to ACS in the development, refinement, and application of qualitative and quantitative labor sensitivity criteria for the development and maintenance of the LSI. MFS is not affiliated with ACS or the Advisory Board.

In selecting companies for inclusion in the LSI, ACS first compiles a list of companies with labor agreements. The sources for this list include the research departments of various international unions, publicly available documents, and government reports. ACS then applies quantitative guidelines which, as of the date of this Prospectus, measure the degree to which a company's workforce is unionized. At its discretion, ACS may vary from time to time the labor sensitivity factors it considers or change the emphasis it places on any specific factor.

After ACS has applied the quantitative guidelines, the list is then reviewed by the Advisory Board, which assists in the application of qualitative guidelines which take into account a number of labor sensitivity criteria. The qualitative factors considered include, as of the date of this Prospectus, whether the company is manufacturing or has manufactured products on the boycott list of the AFL-CIO or certain other unions, whether the company is or has been involved in strikes or lock-outs, and whether the company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The Advisory Board also considers patterns of outsourcing and associated plant closings, patterns of strikes or lockouts, the degree to which a company's labor relations vary throughout different divisions, subsidiaries, or parts of their company and the extent of foreign ownership of a company with a unionized workforce, and will vary from time to time. This list and any subsequent updates are supplied to MFS by ACS. The LSI is updated at least quarterly by ACS. See "Management of the Fund -- Index Manager" and "-- Advisory Board" below.

Like the Standard & Poor's 500 Index (the "S&P 500"), the LSI is a market capitalization weighted index and reflects the reinvestment of dividends paid on the common stocks that comprise the LSI. However, unlike certain other stock indices, such as the S&P 500, the LSI is not a recognized yardstick or measurement of investment performance. Because of the criteria applied in the selection of companies to be included in the LSI, the LSI may exclude entirely or under- or over-weight particular industry sectors relative to other stock indices such as the S&P 500. The performance of the LSI (or the 100 largest companies by market capitalization contained in the LSI) may not correlate with the performance of such other indices, such as the S&P 500, for certain periods. As of the date of this Prospectus, approximately 80% of the 100 largest companies by market capitalization contained in the LSI were also represented among the companies comprising the S&P 500.

On January 14, 1994, the date that the Equity Fund commenced investment operations, the unit value of the LSI was established at 100. The unit value of the LSI will be determined once monthly as of the last day of each month. As the investment objective of the Research Fund is to provide long-term growth of capital that, net of Fund expenses, exceeds the performance of the LSI, from time to time the Research Fund will compare its total return for a given time period to the performance of the LSI for the same time period. See "Investment Objective and Policies" and "Information Concerning Shares of the Fund -- Performance Information" below. The performance of the LSI shall be measured by comparing the unit value of the LSI at the end of the time period to the unit value of the LSI at the beginning of the time period.

The selection of a company for investment by the Fund does not constitute an endorsement or validation by the Fund or MFS of the criteria applied by ACS and the Advisory Board in the development or maintenance of the LSI. ACS does not determine the investment policies of the Fund or decide which securities of companies included in the LSI the Fund will buy and sell.

Pursuant to a Proxy Services Agreement between ACS and the Trust, acting on behalf of the Fund, ACS shall vote all proxies of companies included in the Fund's portfolio consistent with proxy voting guidelines established by the AFL-CIO, unless the Board of Trustees of the Trust directs otherwise. These guidelines obligate ACS to make voting decisions consistent with the economic best interests of shareholders of the Fund, and set forth considerations to be taken into account by ACS with respect to certain types of proxy proposals.

4.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The investment objective of the Research Fund is to provide long-term growth of capital that, net of Fund expenses, exceeds the performance of the LSI. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of long-term growth of capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its assets in equity securities of the 100 largest companies by market capitalization contained in the LSI (referred to as the "100 Largest LSI Companies" or the "Companies"). As of the date of this Prospectus, the 100 Largest LSI Companies represented approximately 80 percent of the total market capitalization of the LSI. Each of the 100 Largest LSI Companies receives a rating by the investment research analysts in the Equity Research Department of the Adviser based upon qualitative and quantitative considerations. A Company will be rated number 1 by the Adviser if the Adviser expects it to outperform the S&P 500 over the succeeding twelve months and will have a portfolio weighting, at the time of purchase, equal to approximately 120 percent of its relative market capitalization among the 100 Largest LSI Companies; a Company will be rated number 2 by the Adviser if the Adviser expects it to approximate the performance of the S&P 500 over the succeeding twelve months and will have a portfolio weighting, at the time of purchase, approximately equal to its relative weighting among the 100 Largest LSI Companies; and a Company will be rated number 3 by the Adviser if the Adviser expects it to underperform the S&P 500 over the succeeding twelve months and will have a portfolio weighting, at the time of purchase, equal to approximately 80 percent of its relative weighting among the 100 Largest LSI Companies.

While the Fund may invest up to 35% of its total assets in equity securities of companies which are not included within the 100 Largest LSI Companies, including companies comprising the LSI other than the 100 Largest LSI Companies, the Fund expects to be fully invested in equity securities of the 100 Largest LSI Companies, except for cash and cash equivalent investments and the investments and investment techniques described below. While portfolio weightings of the securities of the Companies purchased by the Fund are determined at the time of purchase, the Fund will periodically readjust its holdings to maintain such portfolio weightings. Such adjustments may be appropriate due to a change in a ranking assigned to a Company by the Adviser, changes in the relative capitalization of the 100 Largest LSI Companies, cash inflows to the Fund (E.G., purchases) and cash outflows from the Fund (E.G., redemptions).

5.  INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS: The Fund may invest in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. During periods of unusual market conditons when MFS believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents.

LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities). The value of securities loaned will not exceed 30% of the value of the Fund's total assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the Statement of Additional Information, the Fund has adopted certain procedures which are intended to minimize any such risk. See "Investment Restrictions" in the Statement of Additional Information.

WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities. See the Statement of Additional Information for further information.

PORTFOLIO TRADING

The Fund intends to manage its portfolio by buying and selling securities in accordance with its investment objective and policies. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. In trading portfolio securities, the Fund seeks to take advantage of market developments and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Fund in trading portfolio securities, see
"Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, MFS may consider sales of shares of investment company clients of MFD, which is also the distributor of the shares of the MFS Family of Funds, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. For a further discussion of portfolio trading, see the Statement of Additional Information.

                              -------------------

The Statement of Additional Information includes a discussion of other investment policies and techniques and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the Statement of Additional Information may be changed without shareholder approval, unless noted otherwise (see "Investment Restrictions" in the Statement of Additional Information). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6.  MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated November 16, 1995 (the "Advisory Agreement") with the Trust on behalf of the Fund. MFS provides the Fund with overall investment advisory and administrative services, as well as general office facilities. The Fund is currently managed by a committee comprised of various equity research analysts employed by MFS. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to 0.60% per annum of the average daily net assets of the Fund.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust,
Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $39.5 billion on behalf of approximately 1.7 million investor accounts as of September 30, 1995. As of such date, the MFS organization managed approximately

$16 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities. Approximately $3.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John
D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman and President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
R. Bordewick, Jr. and James O. Yost, all of whom are officers of MFS, are officers of the Trust.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

INDEX MANAGER -- ACS, a Maryland corporation with offices at 3 Bethesda Metro Center, Bethesda, Maryland 20814, develops, maintains and furnishes to MFS the LSI pursuant to an agreement between MFS and ACS. Under this agreement, MFS pays ACS a fee equal to 0.05% per annum, payable quarterly, of the aggregate average daily net assets of the Fund and the Equity Fund, with a minimum quarterly fee of $82,500.

ADVISORY BOARD -- The Advisory Board, established by ACS, assists in the development and maintenance of the LSI by applying qualitative labor sensitivity criteria and assisting ACS in developing and refining quantitative labor sensitivity criteria applied by ACS. The Advisory Board is comprised of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

7.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES

Shares of the Fund may be purchased directly through MFD in cash or in-kind without a sales charge at their net asset value next determined after acceptance of the purchase order by the Fund's Shareholder Servicing Agent in Boston. The minimum initial investment generally is $3 million. There is no minimum on additional investments.

An order for the purchase of shares of the Fund is accepted upon receipt of federal funds available for investment. Payment by federal funds sent by wire is accepted immediately upon receipt and payment by check is accepted when federal funds become available for investment, which generally occurs on the next business day after receipt of a check. Therefore, a non-federal funds investment will generally remain idle for one business day after receipt or until federal funds otherwise become available for investment. All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares at the net asset value per share next determined after acceptance of the purchase order. The Fund does not issue share certificates, but the Shareholder Servicing Agent maintains an account for each shareholder and mails to each shareholder a confirmation of each purchase or sale of shares in its account.

Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by MFS to be abusive and contrary to the best interests of the Fund's other shareholders and, at the discretion of MFS, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent purchases or exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund may in its discretion limit or otherwise restrict the number of times purchases or exchanges may be made by an investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder.

OPENING AN ACCOUNT: Payments by check should be made to the order of "MFS Union Standard Trust-Research Fund" and sent to the Trust as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02104-9985. Payments of federal funds should be sent by wire to the custodian of the Fund as follows:

        State Street Bank and Trust Company, Boston, MA 02101
       ABA # 011000028
       BNF = MFS Union Standard Trust-Research Fund
       Account # 99034795
       OBI = (Your account as it will be registered)

Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders must also mail the enclosed Account Application to the Shareholder Servicing Agent.

A shareholder purchasing shares by wire must first telephone the Shareholder Servicing Agent toll-free at (800) 637-8730 to advise of its intended action and to obtain a wire order number.

IN-KIND PURCHASES OF SECURITIES: Shares of the Fund may be purchased by exchanging securities acceptable to the Fund for Fund shares. The Fund need not accept any security offered for exchange unless it is consistent with the Fund's investment objective, policies and restrictions, and is otherwise acceptable to the Fund. Securities accepted in exchange for shares will be valued in accordance with the Fund's usual valuation procedures. Investors interested in making an in-kind purchase of Fund shares must first telephone the Shareholder Servicing Agent toll-free at (800) 637-8730 to advise of its intended action and obtain instructions for an in-kind purchase.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (I.E., an established account) may be exchanged for shares of the Equity Fund (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (see "Redemptions" below). If an Exchange Request is being used to open a new account, the exchange must involve shares having an aggregate value of at least $3 million. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to non-tax-exempt shareholders making the exchange. The exchange privilege (or any aspect of it) may be changed or discontinued upon sixty days prior written notice to shareholders and is subject to certain limitations, including certain restrictions on purchases by market timer accounts described above (see"Purchases").

REDEMPTIONS

A shareholder may withdraw all or any portion of the amount in its account on any date on which the Fund is open for business by redeeming shares at their net asset value. Since the net asset value of shares of the account fluctuates, redemptions which are taxable transactions for non-tax exempt shareholders, are likely to result in gains or losses to such shareholders. When a shareholder withdraws an amount from its account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption will normally be available within seven days, except that for shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks) payment of redemption proceeds may be delayed for 15 days from the purchase date in an effort to assure that such check has cleared. Payment of redemption proceeds may be delayed for up to seven days from the redemption date if the Fund determines that such a delay would be in the best interest of all its shareholders.

A. REDEMPTION BY MAIL -- Each shareholder may redeem all or any portion of the shares in its account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction all in "good order" for transfer. Because the shareholders of the Fund are pension plans, "good order" means that the stock power, written request for redemption or letter of instruction must be endorsed by a trustee or an authorized officer of the pension plan or an authorized officer of the pension plan's custodian and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee" (unless the conditions set forth thereunder are satisfied). In addition, in some cases "good order" requires that the pension plan or its custodian furnish evidence of authority that the individual signing on the plan's behalf has authority to so act. The Shareholder Servicing Agent may make certain DE MINIMIS exceptions to the above requirements for redemption (see "Signature Guarantee" below). Within seven days after receipt of a redemption request by the Shareholder Servicing Agent in "good order," the Fund will normally make payment in cash of the net asset value of the shares next determined after such redemption request was received, less the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act, if an emergency exists.

B. REDEMPTION BY TELEPHONE -- Each shareholder may redeem an amount from its account by telephoning the Shareholder Servicing Agent toll-free at (800) 637-8730. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a commercial bank and account number to receive the proceeds of such redemption, sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee" and furnish evidence of authority that the individual signing on the pension plan's behalf has authority to so act. The proceeds of such a redemption, less the amount of any income tax required to be withheld, are wired in federal funds to the designated account. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

SIGNATURE GUARANTEE: In order to protect shareholders against fraud to the greatest extent possible, the Fund requires in certain instances as indicated above that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent. With respect to written requests for redemptions, no signature guarantee or evidence that the individual executing the stock power, written request for redemption or letter of instruction will be required if the amount of the redemption proceeds does not exceed specified minimums established from time to time by MFD and the proceeds are wired or mailed to a predesignated account or address.

If MFS determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund or if requested by a shareholder, the Fund may make payment of the redemption price, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold (see

"Net Asset Value" below). Securities distributed by the Fund will be selected by MFS in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If a shareholder received a distribution in-kind, it would incur brokerage charges when converting the securities to cash.

DISTRIBUTION PLAN

The Trustees have adopted a distribution plan (the "Distribution Plan" or the "Plan") for the Fund pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), after having concluded that there is a reasonable likelihood that a plan would benefit the Fund and its shareholders.

The Distribution Plan provides that the Fund will pay MFD a distribution fee up to (but not necessarily all of) 0.25% per annum of the Fund's average daily net assets in order that MFD may pay expenses on behalf of the Fund related to the distribution of shares. Payments under the Distribution Plan have been set for an indefinite period of time at 0.15% per annum of the Fund's average daily net assets. As contemplated by the Plan, MFD as the Fund's distributor, acts as an agent of the Fund in connection with the offering of shares pursuant to the Distribution Agreement with the Trust on behalf of the Fund. MFD receives such fee as partial consideration for services performed and expenses incurred in the performance of MFD's obligations under the Distribution Agreement.

The types of expenses for which MFD may be compensated under the Plan include compensation to and expenses of employees of MFD who engage in or support the distribution of shares or who service shareholder accounts, preparation, printing and mailing of prospectuses and statements of additional information to other than existing shareholders, reports to shareholders such as semiannual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitation, advertising and public relations, compensation of sales personnel, office expenses (including rent and overhead), equipment, travel and telephone expenses and such other expenses as may be approved from time to time by the Trustees and as may be permitted by applicable statute, rule or regulation. If the distribution fee received by MFD exceeds its expenses, MFD may realize a profit from these arrangements. Expenses under the Plan will be reviewed quarterly and the Plan will be reviewed and is subject to approval annually by the Trustees.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any net realized long-term or short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the Fund. See "Tax Status" and "Shareholder Services -- Distribution Options" below.

TAX STATUS

In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to elect to be treated, and to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions to its shareholders in accordance with the timing and certain other requirements imposed by the Code. Because the Fund intends to distribute all of its net investment income and net capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any entity level federal income or excise taxes.

The Fund's shareholders that are not liable for federal, state or local income taxes, such as pension plans, will generally not have to pay federal income tax, or any state and local income taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. Shareholders who are not tax-exempt entities will normally have to pay U.S. federal income taxes, and any state and local income taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. Such shareholders should consult their tax advisers before making an investment in the Fund.

The Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and certain other payments that are subject to such withholding, and that are made to non-exempt persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable law or treaty. The Fund is also required in certain circumstances to apply backup withholding of 31% on reportable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to such shareholder payments which have had 30% withholding taken. Prospective shareholders should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

For individual shareholders a statement setting forth the federal income tax status of all dividends and distributions for each calendar year will be sent promptly after the end of such year.

NET ASSET VALUE

The net asset value per share of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the Fund's liabilities from the value of the Fund's assets and dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the Statement of Additional Information. The net asset value of shares is effective for orders accepted by MFD prior to its calculation.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each series will vote separately on any material increases in the fees under its
Distribution Plan or on any other matter that affects solely that series, but will otherwise vote together with all other series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the Statement of Additional Information.

Each share of the Fund represents an equal proportionate interest in the Fund with each other share, subject to the liabilities of the particular series. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders are entitled to share PRO RATA in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.
However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (E.G., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund will provide total rate of return quotations for its shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. From time to time the Fund may also compare its performance to the LSI. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in shares of the Fund with all distributions reinvested. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the Statement of Additional Information. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS or MFD) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

Subject to termination or revision at the discretion of MFS, MFS has agreed to bear until December 31, 2000 the foregoing expenses of the Trust such that the Fund's aggregate operating expenses do not exceed 1.00% per annum of its average daily net assets. Such payments by MFS are subject to reimbursement by the Fund, which will be accomplished by the payment by the Fund of an expense reimbursement fee  to MFS  computed and  paid  monthly at  a percentage  of  its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the aggregate operating expenses of the Fund would not exceed 1.00% of its average daily net assets. The expense reimbursement agreement terminates for the Fund on the earlier of the date on which payments made thereunder by such Fund equal the prior payment of such reimbursable expenses by MFS or December 31, 2000.

8.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent.

ACCOUNT  AND   CONFIRMATION  STATEMENTS   --  Each   shareholder  will   receive
confirmation statements showing the transaction activity in its account.

DISTRIBUTION OPTIONS -- The following options are available to all accounts and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.

    -- Dividends in cash; capital gain distributions reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.

Dividends and capital gains distributions will be reinvested (net of any tax withholding) in additional full and fractional shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund.

Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
                              -------------------

The Fund's Statement of Additional Information, dated November 16, 1995, contains more detailed information about the Trust and the Fund, including information related to (i) the investment objective, policies and restrictions
(ii) the Trustees,  officers and  investment adviser,  (iii) portfolio  trading,
(iv) the Fund's shares, including rights and liabilities of shareholders, (v) the tax status of dividends and distributions, (vi) the Distribution Plan and
(vii) the method used to calculate total rate of return quotations.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: 800-637-8730
MAILING ADDRESS:
P.O. Box 1400, Boston, MA 02104-9985

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

                                      [LOGO]
                           MFS-Registered Trademark-
                               Union Standard-SM-
                                 Research Fund
                     500 Boylston Street, Boston, MA 02116

                                                         UST-1-11/95/1.5M


                           MFS-Registered Trademark-
                               Union Standard-SM-
                                 Research Fund

                                     [LOGO]
                                   PROSPECTUS
                               NOVEMBER 16, 1995

MFS-REGISTERED TRADEMARK-
UNION                           STATEMENT OF
STANDARD-SM- RESEARCH FUND      ADDITIONAL INFORMATION

                                                               NOVEMBER 16, 1995

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
  1.  General Information and Definitions.................................    2
  2.  Additional Investment Techniques and Risk Factors...................    2
  3.  Investment Restrictions.............................................    3
  4.  Management of the Fund..............................................    4
        Trustees..........................................................    4
        Officers..........................................................    4
        Investment Adviser................................................    4
        Custodian.........................................................    5
        Shareholder Servicing Agent.......................................    5
        Distributor.......................................................    5
  5.  Portfolio Transactions and Brokerage Commissions....................    5
  6.  Tax Status..........................................................    6
  7.  Determination of Net Asset Value; Performance Information...........    7
  8.  Distribution Plan...................................................    8
  9.  Description of Shares, Voting Rights and Liabilities................    8
 10.  Independent Accountants and Financial Statements....................    9
      Appendix A..........................................................  A-1

MFS UNION STANDARD-SM- RESEARCH FUND
A Series of MFS Union Standard Trust
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated November 16, 1995. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  GENERAL INFORMATION AND DEFINITIONS


MFS Union Standard-SM- Trust (the "Trust") is a professionally managed open-end, diversified, management investment company (a "mutual fund") designed for sale to pension plans. The Trust currently consists of two separate series or funds:
MFS Union Standard-SM- Research Fund (the "Research Fund" or the "Fund") and MFS Union Standard-SM- Equity Fund (the "Equity Fund"). This Statement of Additional Information relates only to the Research Fund. The Equity Fund is offered pursuant to a separate prospectus and statement of additional information which may be obtained by contacting the Shareholder Servicing Agent (see back cover for address and phone number). Additional funds may be created by the Trustees from time to time. The Fund offers its shares pursuant to a prospectus dated November 16, 1995, as supplemented or amended from time to time (the "Prospectus").


The Fund's investment adviser and distributor is, respectively, Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.

2.  ADDITIONAL INVESTMENT TECHNIQUES AND RISK FACTORS

LENDING OF SECURITIES

The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If MFS determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

WHEN-ISSUED SECURITIES

The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which MFS has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after MFS has determined that the seller is creditworthy, and MFS monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

PORTFOLIO TRADING

The Fund anticipates that its portfolio turnover rate will not exceed 100% during its current fiscal year.

3.  INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding shares of the Trust or the Fund, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or the Fund, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Fund, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Trust, on behalf of the Fund, may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding options, options on futures contracts, options on stock indices and any other type of option, and futures contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including options, options on futures contracts, options on stock indices and any other type of option, and futures contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including options on futures contracts, options and options on stock indices), forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, the Fund has adopted the following nonfundamental policies which may be changed without shareholder approval. The Trust, on behalf of the Fund, will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

    (2) invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (3) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

    (4) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

    (5) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including options on futures contracts, options and options on stock indices) and futures contracts;

    (6) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including options on futures contracts, options and options on stock indices), futures contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

    (9) purchase securities while borrowings from banks under a line of credit or similar arrangement exceed 5% of the Fund's total assets;

    (10) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, options on futures contracts or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or

    (11) invest for the purpose of exercising control or management.

The Fund's limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

4.  MANAGEMENT OF THE FUND

The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. MFS is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A.  KEITH  BRODKIN*  --  Chairman;  Massachusetts  Financial  Services  Company,
Chairman.

NELSON J. DARLING, JR. -- Director or Trustee of several corporations or trusts, including: Eastern Enterprises (diversified holding company), Trustee.
Address: 18 Tremont Street, Boston, Massachusetts

WILLIAM R. GUTOW -- Private Investor; Real Estate Consultant; Capitol
  Entertainment Management Company (Blockbuster Video Franchise), Vice Chairman.
Address: 3102 Maple Avenue, #100, Dallas, Texas

OFFICERS

W. THOMAS LONDON* -- Treasurer; Massachusetts Financial Services Company, Senior Vice President.

STEPHEN E. CAVAN* -- Secretary and Clerk; Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary.

JAMES R. BORDEWICK, JR.* -- Assistant Secretary; Massachusetts Financial Services Company, Vice President and Associate General Counsel.

JAMES O. YOST* -- Assistant Treasurer; Massachusetts Financial Services Company, Vice President.
--------------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Mr. Brodkin and each officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Brodkin and Cavan are the Chairman and the Secretary, respectively, of MFD and hold similar positions with certain other MFS affiliates.

The Trust pays the compensation of the Trustees who are not officers of MFS (who will each receive $2600 annually plus $600 per meeting and committee meeting attended). Set forth in Appendix A hereto is certain information concerning the cash compensation paid to non-interested Trustees.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.


MFS manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund dated as of November 17, 1995 (the "Advisory Agreement"). MFS provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.60% per annum of the average daily net assets of the Fund.


In order to comply with the expense limitations of certain state securities commissions, MFS will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. MFS will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.


The Advisory Agreement with the Fund will remain in effect until November 17, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement for the Fund provides that if MFS ceases to serve as the investment adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The
Custodian has contracted with MFS for MFS to perform certain accounting functions related to certain transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agent Agreement with the Trust on behalf of the Fund, dated as of November 17, 1995 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee based on the net assets of the Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of December 8, 1993 (the "Distribution Agreement").

The Distribution Agreement will remain in effect until August 1, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5.  PORTFOLIO TRANSACTIONS AND BROKERAGE
   COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by employees of MFS, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. MFS has complete freedom as to the markets in and the broker-dealers through which it seeks this result. MFS attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of MFS on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), MFS normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to MFS on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by MFS. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFS may cause the Fund to pay a broker-dealer which provides brokerage and research services to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFS's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of MFS, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and MFS' other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the MFS Funds) have directed MFS to allocate a total of $20,000 of commission business from the various MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and MFS).

The investment management personnel of MFS attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by MFS as a consideration in the selection of brokers to execute portfolio transactions. However, MFS is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to MFS will not be reduced as a consequence of the receipt of brokerage and research services by MFS. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to MFS in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to MFS in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of MFS, MFS would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6.  TAX STATUS

The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing and certain other requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify for treatment as a "regulated investment company" in any year, the Fund would incur regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to non-exempt shareholders. The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. As long as the Fund qualifies for treatment as a regulated investment company under the Code, it will not be subject to any Massachusetts excise or income taxes.

Shareholders of the Fund who are not tax-exempt entities normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains, whether paid to shareholders who are non tax-exempt entities in cash or additional shares, are taxable to these shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its capital gains) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of the Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gain (I.E., the excess of net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional shares, are taxable to non-tax-exempt shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Fund dividends which are declared in October, November, or December, and paid the following January will be taxable to non-tax-exempt shareholders as if received on December 31 of the year in which they are declared.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares in the Fund shortly before the record date of any taxable dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales.

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment by the Fund in certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on such Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

7.  DETERMINATION OF NET ASSET VALUE;
   PERFORMANCE INFORMATION

NET ASSET VALUE

The net asset value per share of the Fund is determined each day during which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding. Securities in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders accepted by MFD, in its capacity as the Fund's distributor, prior to its calculation.

PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance.

From time to time, the Fund may quote, and compare its performance to, the LSI. In addition, from time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, THE 100 BEST MUTUAL FUNDS YOU CAN BUY by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund
performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

-- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

-- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

-- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

-- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933. ("Truth in Securities Act" or "Full Disclosure Act".)

-- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

-- 1976 -- MFS Municipal Bond Fund is among the first municipal bond funds established.

-- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.


-- 1981 -- MFS World Governments Fund is established as America's first globally diversified fixed-income mutual fund.


-- 1984 -- MFS Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

-- 1986 -- MFS Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

-- 1986 -- MFS Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

-- 1987 -- MFS Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

-- 1989    --    MFS    Regatta    becomes    America's    first   non-qualified
   market-value-adjusted fixed/variable annuity.

-- 1990 -- MFS World Total Return Fund is the first global balanced fund.

-- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

-- 1993 -- MFS becomes money manager of MFS Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

8.  DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for the Fund (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions.

The Distribution Plan provides that the Fund will pay MFD a distribution fee up to (but not necessarily all of) 0.25% per annum of the Fund's average daily net assets. Payments under the Distribution Plan have been set for an indefinite period of time at 0.15% per annum of the Fund's average daily net assets.

The Distribution Plan will remain in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to the Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Fund's shares (as defined in "Investment Restrictions"). Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Fund's shares (as defined in "Investment Restrictions") and may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust's Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the two series, the Research Fund and the Equity Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. The Trustees have no current intention to classify more than one class of shares. Each share of the Fund represents an equal proportionate interest in the assets of the Fund. Upon liquidation of the Fund, shareholders of are entitled to share PRO RATA in the net assets of the Fund available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust of the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of

Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

Deloitte & Touche LLP are the Fund's independent certified public accountants.

                                                                      APPENDIX A

                           TRUSTEE COMPENSATION TABLE

                                                                   TOTAL TRUSTEE FEES
                                                    TRUSTEE FEES     FROM THE FUND
NAME OF TRUSTEE                                     FROM FUND(1)      COMPLEX (2)
--------------------------------------------------  ------------   ------------------
William R. Gutow..................................     $2,500            $3,759
Nelson J. Darling.................................      2,500             3,759

NOTES:

(1) Estimated, for fiscal year ended September 30, 1996.

(2) For calendar year 1994. All Trustees served as Trustees of 4 funds within the MFS Fund Complex (having aggregate net assets at December 31, 1994, of approximately $143 million).

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 637-8730
MAILING ADDRESS
P.O. Box 1400, Boston, MA 02104-9985

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

MFS-REGISTERED TRADEMARK- UNION
STANDARD-SM- RESEARCH FUND
500 BOYLSTON STREET
BOSTON, MA 02116